Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

POLEN GROWTH FUND

(THE “FUND”)

Supplement dated October 22, 2012 to the Prospectus for the Fund dated September 1, 2012

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

The Section entitled “Portfolio Manager” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers

•                  Dan Davidowitz is Chief Investment Officer, a Portfolio Manager and Analyst with PCM and has been a member of the team managing the Fund since its inception in 2010.

•                  Damon Ficklin is a Portfolio Manager and Analyst with PCM and has been a member of the team managing the Fund since 2012.

The Sections entitled “Portfolio Manager” and “Analysts” on page 6 of the Prospectus are deleted in their entirety and replaced with the following:

PORTFOLIO MANAGERS

Dan Davidowitz, CFA, Chief Investment Officer, Portfolio Manager and Analyst, is a member of the investment team at PCM and joined PCM in 2005 after spending five years as Vice President and Research Analyst at Osprey Partners Investment Management.  Mr. Davidowitz is responsible for the day-to-day portfolio management and investment analysis for the Fund.  Mr. Davidowitz received his B.S. with high honors in Public Health from Rutgers University and an M.B.A. from the City University of New York, Baruch College Zicklin School of Business.

Damon Ficklin, Portfolio Manager and Analyst, is a member of the investment team at PCM.  Mr. Ficklin joined PCM in 2003 and, with Mr. Davidowitz, is responsible for the day-to-day portfolio management and investment analysis for the Fund.  Prior to joining PCM, Mr. Ficklin spent one year as an equity analyst at Morningstar.  Prior to that, he spent four years as a tax consultant at Price Waterhouse.  Mr. Ficklin earned a B.S., magna cum laude, in Accounting from the University of South Florida, an M.S.A. from Appalachian State University, and an M.B.A. with high honors from The University of Chicago Booth School of Business.

ANALYSTS

Todd Morris, Research Analyst, is a member of the investment team at PCM.  Mr. Morris joined PCM in 2011 and provides investment analysis for the Fund. Prior to joining PCM, Mr. Morris spent one year in research and marketing roles with Prudential Insurance and Millennium Global Asset Management.  Prior to that, he served as an officer in the U.S Navy for seven years. Mr. Morris earned a B.S. in History from the U.S. Naval Academy and an M.B.A. from Columbia Business School.

Stephen Atkins, CFA, Research Analyst, is a member of the investment team at PCM.  Mr. Atkins joined PCM in 2012 and provides investment analysis for the Fund.  Prior to joining PCM, Mr. Atkins spent twelve years as a portfolio manager at Northern Trust Investments, including eight years as a mutual fund co-manager.  Prior to that, he spent two years as a portfolio manager at Carl Domino Associates, LP.  Mr. Atkins earned a B.S. in Business Administration from Georgetown University and a General Course degree from the London School of Economics.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supplement dated October 22, 2012 to the Statement of Additional Information for the Fund dated September 1, 2012 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

The second paragraph under the section entitled “Portfolio Manager” in the SAI is deleted in its entirety and replaced with the following:

Other Accounts Managed.  The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Messrs. Davidowitz and Ficklin, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of October 15, 2012:

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)

Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$28	1	$28
Other Accounts:	829	$4,459	1	$6

The third and fourth paragraphs under the section entitled “Portfolio Manager” in the SAI are deleted in their entirety and replaced with the following:

Compensation. The Adviser compensates the Fund’s portfolio managers for management of the Fund.  Mr. Davidowitz and Mr. Ficklin are both owners of the Adviser and are compensated with a base salary plus a year-end distribution of the Adviser’s net profits determined by their respective interest in the Adviser.  The Adviser’s compensation strategy is to provide reasonable base salaries commensurate with an individual’s responsibility and provide performance bonus awards. Total compensation of the Fund’s portfolio managers is not related to the Fund’s performance.

Ownership of Shares of the Fund. As of October 15, 2012, Mr. Davidowitz beneficially owned $50,001 - $100,000 and Mr. Ficklin beneficially owned $10,001- $50,000 of equity securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE